UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

December 2, 2022

electroCore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38538	20-3454976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Forge Way, Suite 205

Rockaway, NJ 07866

 (Address of principal executive offices and zip code)

(973) 290-0097

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	ECOR	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 2, 2022, electroCore, Inc. (the “Company”) held its annual meeting of shareholders (the “Meeting”). The total number of shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company entitled to vote at the Meeting was 71,176,934 and there were present, in person or by proxy, 36,574,888 shares of Common Stock, which constituted a quorum for the Meeting. The matters voted upon and the results of the vote were as follows:

Proposal 1: Election of three Class I Directors to the Board of Directors for a three-year term of office expiring at the 2025 Annual Meeting of Stockholders.

The following directors were elected to a three-year term of office expiring at the 2025 Annual Meeting of Stockholders:

NOMINEE	FOR (#)	FOR (%)	WITHHELD (#)	WITHHELD (%)	BROKER NON-VOTES
Daniel S. Goldberger	14,985,389	83.01%	3,066,616	16.99%	18,522,883
Patricia Wilber	15,873,966	87.93%	2,178,039	12.07%	18,522,883
Julie A. Goldstein	15,873,271	87.93%	2,178,734	12.07%	18,522,883

Proposal 2: Ratification of Appointment of Marcum LLP as Independent Registered Public Accounting Firm

A proposal to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022 was adopted with the votes shown:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,407,086	2,504,047	663,755	n/a

Proposal 3: Amendment to the Company’s Certificate of Incorporation to Authorize a Reverse Split Amendment

A proposal to amend the Certificate of Incorporation of the Company to effect a reverse stock split of the Common Stock at a ratio to be determined by the Board of Directors within a range of one-for-5 to one-for-50 (or any whole number in between), did not receive a sufficient number of votes from stockholders to be approved. In order to be approved, this proposal required the affirmative vote of at least majority of the outstanding shares entitled to vote at the Meeting. Although 79.14% of the shares voted at the Meeting were voted in favor of this proposal, only 40.67% of the total number of shares outstanding at the record date and entitled to vote were voted in favor of the proposal. The vote totals were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,945,015	7,483,804	146,069	n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

electroCore, Inc.

December 5, 2022	/s/ Brian M. Posner
Brian M. Posner
Chief Financial Officer